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                                                                  EXHIBIT 10.2



                       AMENDMENT TO STOCKHOLDERS AGREEMENT

         This AMENDMENT, dated December 19, 2000 ("Amendment"), to that certain STOCKHOLDERS AGREEMENT, dated as of October 8, 1999, as amended (the "Stockholders Agreement"), by and among IASIS Healthcare Corporation ("IASIS"), JLL Healthcare, LLC ("JLL"), BTIP/BERENSON MINELLA ("BTIP"), and BERENSON MINELLA INVESTMENTS LLC ("BMI") (BTIP and BMI hereinafter referred to individually as a "BMC Party" and collectively as the "BMC Parties" and the BMC Parties and JLL hereinafter referred to collectively as the "Stockholders").

         WHEREAS, PHC/CHC Holdings, Inc. ("Holdings") owned 80,000 shares of Common Stock of IASIS as of October 8, 1999 (the "IASIS Shares");

         WHEREAS, Holdings is (and was as of October 8, 1999) the direct or indirect, wholly-owned subsidiary of Paracelsus Healthcare Corporation ("PHC");

         WHEREAS, the Stockholders Agreement was originally signed by PHC and was not signed by Holdings;

         WHEREAS, PHC subsequently assigned to Holdings (i) all of PHC's right, title and interest in the Stockholders Agreement and (ii) any interest in the IASIS Shares that PHC may have been deemed to have as a result of its being a party to the Stockholders Agreement;

         WHEREAS, on or before the date hereof, Holdings (i) sold 40,000 of the Iasis Shares to the BMC Parties and (ii) granted to the BMC Parties an option to purchase the remaining 40,000 Iasis Shares under certain circumstances (the Iasis Shares that were purchased by the BMC Parties on or before the date hereof and any Iasis Shares that the BMC Parties purchase hereafter are referred to herein as the "BMC Shares"), in each case pursuant to a certain Stock Purchase Agreement among Holdings and the BMC Parties (the "Sale");

         WHEREAS, as a condition of the closing of the Sale, Holdings and the BMC Parties executed that certain Counterpart Signature Page to the Stockholders Agreement pursuant to which the BMC Parties became parties thereto; and

         WHEREAS, the BMC Parties, JLL and Iasis wish to amend the Stockholders Agreement to address certain issues described below;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties, intending to be legally bound, hereby agree as follows:

                               W I T N E S S E T H
                               - - - - - - - - - -

         1) IASIS and the Stockholders agree that effective as of the date hereof, (i) each BMC Party who has become a party to the Stockholders Agreement pursuant to the Counterpart Signature Page shall be deemed a Stockholder thereunder and succeed to all of the rights and obligations of PHC and Holdings thereunder with respect to the BMC Shares (ii) the BMC Shares shall continue to be Registrable Securities following the transactions contemplated by this Amendment; and (iii) for purposes of Section 5.01 of the Stockholders Agreement, the shares of IASIS Common Stock held

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by the BMC Parties collectively shall be used in calculating percentage ownership of the BMC Parties and the number of Demand Registrations to which the BMC Parties are entitled.

         IN WITNESS WHEREOF, the undersigned hereby agree to be bound by the terms and provisions of this Amendment as of the date first above written.


                                    IASIS HEALTHCARE CORPORATION

                                    By: /s/ Wayne Gower
                                       ------------------------------------
                                       Name:  C. Wayne Gower
                                       Title: President and Chief Operating
                                              Officer


                                    JLL HEALTHCARE, LLC

                                    By: /s/ Jeffrey C. Lightcap
                                       ------------------------------------
                                       Name:  Jeffrey C. Lightcap
                                       Title: Senior Managing Director


                                    BTIP/BERENSON MINELLA

                                    By:    Berenson Minella & Company, Inc.
                                    Title: General Partner

                                    By: /s/ Gregg Feinstein
                                       -----------------------------------
                                        Gregg Feinstein, Managing Director
                                        & Chief Operating Officer


                                    BERENSON MINELLA INVESTMENTS LLC

                                    By:    Berenson Minella & Company, Inc.
                                    Title: Senior Managing Member

                                    By: /s/ Gregg Feinstein
                                       ---------------------------------------
                                        Gregg Feinstein, Managing Director
                                        & Chief Operating Officer





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